UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/15/2006

Analytical Surveys, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-13111

CO	84-0846389
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

9725 Datapoint Drive
Suite 300B
San Antonio, TX 78229
(Address of principal executive offices, including zip code)

210-657-1500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 13, 2006, Barry Golko, Chief Accounting Officer, of Analytical Surveys, Inc. ("the Company") announced his resignation from the Company, effective November 30, 2006, to pursue another opportunity. The Company's Chief Executive Officer will continue to fulfill the role of Chief Financial Officer. The departure of Mr. Golko is part of the Company's plan to streamline its management team in accordance with reduced operational requirements.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Analytical Surveys, Inc.

Date: November 15, 2006	By:	/s/ Lori Jones
Lori Jones
CEO